Rule 497(c)
                                                             File Nos.: 33-48922
                                                                        811-6720

SUPPLEMENT DATED APRIL 23, 2002
TO PROSPECTUS DATED APRIL 30, 2001

     The accompanying Prospectus of the Meeder Advisor Funds dated April 30, 2001 (the "Prospectus") lists Miller/Howard Investments, Inc. ("Miller/Howard") as Sector Adviser to the utility sector of the Growth Stock Portfolio (the "Portfolio), in which all of the investable assets of the Core Equity Fund are invested.

     Effective April 23, 2002, Sector Capital Management, L.L.C. has selected, with the approval of the Portfolio Trustees, W. H. Reaves & Company, Inc. ("Reaves") as Sector Adviser to manage the assets of the Portfolio representing the utility sector. Accordingly, the paragraph headed "Miller/Howard Investments, Inc." on page 21 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

     "W. H. Reaves & Company, Inc. serves as sector adviser to the utilities sector of the Growth Stock Portfolio. Reaves is a registered investment adviser that has been providing investment services to employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1977. As of December 31, 2001, Reaves managed approximately $1.2 billion in assets. William H. Reaves, President and Chief Investment Officer, and Mark D. Luftig, Executive Vice President, are the portfolio managers primarily responsible for the day-to-day management of the assets of the Portfolio allocated to Reaves. Mr. Reaves, the founder of W. H. Reaves & Company, Inc., has over 50 years of investment experience and serves as portfolio manager and utility analyst. Mr. Luftig, with over 30 years of investment experience, has been with Reaves since 1995 and serves as portfolio manager and utility analyst. Reaves' principal executive offices are located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.